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                                                                 Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated 20 February 1996 on the consolidated financial statements of Kiwi Cable Company Limited included in or made part of UIH Australia/Pacific, Inc.'s Form S-4 registration statement.


                                              ARTHUR ANDERSEN


Wellington, New Zealand
December 5, 1997